Exhibit 99.1

Safety Shot Reaches an Amicable Litigation Settlement Agreement, Strengthening Financial Position and Fostering Strategic Partnerships

SCOTTSDALE, Ariz. – (Globe Newswire) – January 23, 2025 – Safety Shot, Inc. (Nasdaq: SHOT) (“Safety Shot” or the “Company”), a wellness and dietary supplement company, today announced that it has reached a settlement agreement with Bigger Capital LLC, resolving outstanding litigation and further solidifying the Company’s financial foundation for future growth.

This settlement allows Safety Shot to move forward with its strategic initiatives, including expanding its product portfolio, strengthening its distribution network, and pursuing new opportunities in the rapidly growing wellness and functional beverage market.

“We are pleased to have reached an amicable resolution in this matter,” said Jarrett Boon, CEO of Safety Shot. “This settlement eliminates uncertainty and allows us to focus our resources on executing our growth strategy and delivering value to our shareholders.”

Strengthening Financial Position and Strategic Relationships

The settlement provides Safety Shot with enhanced financial flexibility and fosters the development of key strategic relationships.

“I am glad to have the litigation resolved. I believe the Company’s vision and potential are impressive, and we are exploring ways to further enhance our relationship” said Michael Bigger of Bigger Capital.

As part of the litigation settlement, Bigger Capital insisted upon having a participation right of up to 25% in future Safety Shot financings to facilitate Safety Shot’s growth. A partnership with Bigger Capital provides Safety Shot with access to capital and strategic guidance as it continues to execute its growth strategy.

Focused on Future Growth

With this legal matter resolved, Safety Shot is well-positioned to capitalize on the growing demand for its innovative wellness products. The Company remains committed to expanding its product portfolio, strengthening its distribution network, and building strategic partnerships to drive growth and enhance shareholder value.

“Resolving this litigation removes a major obstacle and allows us to fully focus on our core business and strategic objectives,” said Boone. “We are excited about the future and confident in our ability to deliver value to our shareholders.”

There are no agreements, commitments, or understandings between the Company and Bigger Capital with respect to the terms of future financings or as to the level of participation, if any, with Bigger Capital in any such financings.

About Safety Shot, Inc.

Safety Shot, Inc., a wellness and dietary supplement company, has developed Sure Shot, the first patented wellness product on Earth that lowers blood alcohol content by supporting its metabolism, while boosting clarity, energy, and overall mood. Sure Shot is available for purchase online at www.sureshot.com, www.walmart.com and Amazon. The Company is introducing business-to-business sales of Sure Shot to distributors, retailers, restaurants, and bars throughout 2025.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to SHOT. All statements other than statements of historical facts contained in this press release, including statements regarding SHOT’s future results of operations and financial position, SHOT’s business strategy, prospective costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated operations of SHOT are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, risks relating to SHOT which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; costs; changes in applicable laws or regulations; the possibility that SHOT may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties, including those under “Risk Factors” in filings with the SEC made by SHOT. Moreover, SHOT operates in very competitive and rapidly changing environments. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond SHOT’s control, you should not rely on these forward-looking statements as predictions of future events.Forward-looking statements speak only as of the date they are made. None of SHOT gives any assurance that SHOT will achieve its expectations. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, SHOT assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. There are no agreements, commitments, or understandings between the Company and Bigger Capital with respect to the terms of future financings or as to the level of participation, if any, with Bigger Capital in any such financings.

Investor Relations

Phone: 561-244-7100

Email: investors@drinksafetyshot.com